SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
14. SUBSEQUENT EVENTS
On October 1, 2024, the Company announced that Edward H. West was appointed as the Company’s Chief Executive Officer. As a material inducement to Mr. West’s employment he was awarded grants outside of the 2020 Plan with a grant date fair value of $8.0 million. The composition of these awards is weighted towards performance vesting with $6.4 million of the at-target value in the form of performance-vesting restricted stock units (“Performance-Based RSUs”) and the remaining $1.6 million in the form of service-based restricted stock units (“Time-Based RSUs”). The performance-based vesting criteria aims to directly tie a significant portion of Mr. West’s compensation package to building stockholder value. The awards consist of (i) 562,283 Performance-Based RSUs that vest, if at all, upon the achievement of target-level stock price performance goals of the Company compared to the Russell 2000 (with an additional 185,553 Performance-Based RSUs eligible to vest upon the achievement of above-target level performance), (ii) 173,010 Performance-Based RSUs that vest, if at all, upon the achievement of target-level stock price performance goals of the Company as set forth in the grant agreement (with an additional 57,093 Performance-Based RSUs eligible to vest upon the achievement of above-target level performance) and (iii) 187,427 Time-Based RSUs that vest in four equal annual installments from the start date. In each case, vesting of the Performance-Based RSUs and Time-Based RSUs is subject to Mr. West’s continuous employment through the applicable vesting date or earlier vesting due to a change of control and certain termination events.